Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER REQUIRED BY RULE 13A-14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory T. Kaiser, certify that:

1.	I have reviewed this Amendment No. 2 on Form 10-K/A of Lighting Science Group Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 3, 2012	By:	/S/ GREGORY T. KAISER
Name: Gregory T. Kaiser
Title: Chief Financial Officer (Principal Financial and Accounting Officer)